SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2019

ZZLL INFORMATION TECHNOLOGY, INC.

 (Exact name of registrant as specified in its charter)

Nevada	333-134991	20-348653
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

Unit 1504, 15/F, Carnival Commercial Building,

18 Java Road, North Point, Hong Kong

Tel: (852) 3705 1571

 (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).[   ]  Yes [X]  No

Item 1.01  Entry Into a Material Definitive Agreement

On September 26, 2019 Syndicore Asia Limited (“SAL), a corporation incorporated and existing under the laws of Hong Kong, and a wholly owned subsidiary of ZZLL Information Technology, Inc. (traded in the OTC Market under the symbol “ZZLL”) entered into an Agreement with Pretech International Co., Limited (“Pretech”), a company incorporated under the laws of Hong Kong.  Under the terms of the Agreement, Pretech has agreed to act as SAL’s sales agent in order to make sales through the use of SAL’s software application (“App”) Bibishengjia.  Pretech has agreed to pay SAL $1 million for the use of Bibishengjia, and SAL has agreed to pay Pretech 5% of all sales made in Peoples Republic of China and Hong Kong through the use of the Bibishengjia App.  The term of the Agreement is for 24 months from the date the Agreement is entered into, extendable for another 24 months, unless a party decides to cancel at the end of the 24-month period. In addition, Technical, System, Security and Maintenance support shall last separately for 60 months total, subject to renegotiation.

ZZLL is developer and marketer of software and E-Commerce platforms in the Asia Pacific Region. In addition, they provide consumer-to-consumer, business-to-consumer and business-to-business-sales services via its web portals and the Bibishengjia APP.

Pretech is a software, hardware and digital company that also specializes in the development and manufacturing of consumer electronics. Pretech operates in both Hong Kong and the PRC, with a sister company located in Shenzhen, Guangdong Province, China.

Certain statements contained in this current report on Form 8-K are forward-looking statements and are based on future expectations, plans and prospects for ZZLL’s business and operations and involve a number of risks. ZZLL’s forward-looking statements in this report are made as of the date hereof and ZZLL disclaims any duty to supplement, update or revise such statements on a going forward basis whether as a result of subsequent developments, change or expectations or otherwise.  In connection with the “safe harbor” provision of the Private Securities Litigation Reform Act of 1995 ZZLL is identifying certain forward-looking information regarding, among other things, sales of products using the Bibishengjia App. Actual events or results may differ materially from those contained in these forward-looking statements. Important factors that could cause further events or results to vary from those addressed in the forward-looking statements include, without limitation, risks and uncertainties arising from the ability of ZZLL to make sales through the Bibishengjia App; uncertainties relating to the ability to realize the expected benefits from sales using the Bibishengjia App; unanticipated or unfavorable regulatory matters; general economic conditions in the PRC and Hong Kong, and other risk factors as discussed in ZZLL’s other filings made from time to time with the United States Securities and Exchange Commission.

Item 9.01 - Financial Statements and Exhibits.

10.01 Sales Agency Contract

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ZZLL INFORMATION TECHNOLOGY, INC.
Dated: September 26, 2019	By:	/s/Sean Webster
Sean Webster, President